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                                                                    EXHIBIT 10.2
                         GENERAL SECURITY AGREEMENT


          In consideration of one or more loans or other financial accommodation made, issued, extended or otherwise held by WEXFORD MANAGEMENT LLC, a Connecticut limited liability company, and/or any subsidiary or affiliate of, or fund managed by, Wexford Management LLC, whether as agent or otherwise (collectively, together with its and their respective successors and assigns, "Wexford"), FRONTIER AIRLINES, INC., a Colorado corporation ("Frontier"), hereby
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agrees that Wexford shall have the rights, remedies and benefits hereinafter set forth.

          The term "Liabilities" shall include any and all indebtedness, obligations and liabilities of any kind of Frontier to Wexford, now or hereafter existing, arising directly between Frontier and Wexford or acquired outright, conditionally or as collateral security from another by Wexford, absolute or contingent, joint and/or several, secured or unsecured, due or not due, contractual or tortious, liquidated or unliquidated, arising by operation of the law or otherwise, direct or indirect, including, but without limiting the generality of the foregoing, indebtedness of Frontier to Wexford evidenced by the Senior Secured Promissory Note of Frontier of even date herewith in the principal amount of $5,000,000 (the "Senior Secured Note") as well as all
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indebtedness, obligations or liabilities to Wexford of Frontier as a member of any partnership, syndicate, association or other group, and whether incurred by Frontier as principal, surety, indorser, guarantor, accommodation party or otherwise. The term "Security" shall mean all personal property and fixtures of Frontier whether now or hereafter existing or now owned or hereafter acquired and wherever located, of every kind and description, tangible or intangible, including, but not limited to, the balance of every deposit account of Frontier and all money, goods, instruments, securities, documents, chattel paper, accounts, contract rights, tradenames and marks (including, without limitation, the name Frontier Airlines), Frontier's FAA operating certificate issued under FAR Part 121 and its DOT Form 401, slots, routes, gates, licenses, permits, and equipment of every type and description, general intangibles, credits, claims, demands and any other property, rights and interests of Frontier (including, without limitation, Frontier's leasehold interest in each of the Aircraft, Engines and Parts identified on Schedule 1 hereto but excluding any property of the type referred to on Schedule 1 hereto which Frontier is prohibited by law or existing contract from encumbering or otherwise assigning which Schedule Frontier hereby covenants to complete and deliver to Wexford on or before December 10, 1997), and shall include the proceeds, products and accessions of and to any thereof.

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          As security for the payment and performance in full when due of all the Liabilities, Frontier hereby grants to Wexford a security interest in, and a general lien upon, the Security.

          At any time and from time to time, upon the demand of Wexford, Frontier will: (1) deliver and pledge to Wexford as security for the payment and performance of the Liabilities, endorsed and/or accompanied by such instruments of assignment and transfer in such form and substance as Wexford may request, any and all instruments, documents and/or chattel paper as Wexford may specify in its demand; (2) give, execute, deliver, file and/or record any notice, statement, instrument, document, agreement or other papers that may be necessary or desirable, or that Wexford may request, in order to create, preserve, perfect, or validate any security interest granted pursuant hereto or, following an Event of Default (as hereinafter defined) to enable Wexford to exercise and enforce its rights hereunder or with respect to such security interest; (3) keep and stamp or otherwise mark any and all documents and chattel paper and its individual books and records relating to inventory, accounts and contract rights in such manner as Wexford may require; and (4) permit representatives of Wexford at any time following reasonable advance notice to Frontier to inspect and make abstracts from Frontier's books and records pertaining to accounts, contract rights, chattel paper, instruments and documents. The right is expressly granted to Wexford, at its discretion, to file one or more financing statements under the Uniform Commercial Code naming Frontier as debtor and Wexford as secured party and indicating therein the types or describing the items of Security herein specified. Without the prior written consent of Wexford, and except for dispositions made and security interests granted in either case in the ordinary course of its business over Security having a fair market value of less than $750,000 in the aggregate or, with respect to any single transaction, $150,000, Frontier will not (i) file or authorize or permit to be filed in any jurisdiction any such financing or like statement in which Wexford is not named as the sole secured party or (ii) dispose of, or grant a security interest in, any of the Security other than a disposition of current assets in the ordinary course of its business to meet current liabilities. With respect to the Security, or any part thereof, which at any time shall come into the possession or custody or under the control of Wexford or any of its agents, associates or correspondents following the occurrence and continuance of an Event of Default, the right is expressly granted to Wexford, at its discretion, to transfer to or register in the name of itself or its nominee any of the Security, and whether or not so trans ferred or registered, to receive the income and dividends thereon, including stock dividends and rights to subscribe, and to hold the same as a part of the Security and/or apply the same as hereinafter provided; to exchange any of the Security for other property upon the reorganization, recapitalization or other

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readjustment and in connection therewith to deposit any of the Security with any committee or depositary upon such terms as it may determine; to vote the Security so transferred or registered and to exercise or cause its nominee to exercise all or any powers with respect thereto with the same force and effect as an absolute owner thereof; all without notice and without liability except to account for property actually received by it. Upon the occurrence and continuance of an Event of Default, Wexford shall be deemed to have possession of any of the Security in transit to or set apart for it or any of its agents, associates or correspondents.

          Upon the occurrence and continuance of an Event of Default, Wexford at its discretion may, in its name or in the name of Frontier or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for, or make any compromise or settlement deemed desirable with respect to, any of the Security, but shall be under no obligation so to do. Wexford may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, or release, any of the Security, without thereby incurring responsibility to, or discharging or otherwise affecting any liability of, Frontier. Wexford shall not be required to take any steps necessary to preserve any rights against prior parties to any of the Security. Upon the occurrence of an Event of Default, Frontier shall, at the request of Wexford, assemble the Security at such place or places as Wexford designates in its request, and Wexford shall have the rights and remedies with respect to the Security of a secured party under the New York Uniform Commercial Code (whether or not the Code is in effect in the jurisdiction where the rights and remedies are asserted). In addition, with respect to the Security, or any part thereof, which shall then be or shall thereafter come into the possession or custody of Wexford or any of its agents, associates or correspondents, Wexford may upon the acceleration or deemed acceleration of the Liabilities in whole or in part, sell or cause to be sold in the Borough of Manhattan, New York City, or elsewhere, in one or more sales or parcels, at such price as Wexford may deem best, and for cash or on credit or for future delivery, without assumption of any credit risk, all or any of the Security, at any broker's board or at public or private sale, without demand of performance or notice of inten tion to sell or of time or place of sale (except such notice as is required by applicable statute and cannot be waived), and Wexford or anyone else may be the purchaser of any or all of the Security so sold and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any equity of redemption, of Frontier, any such demand, notice or right and equity being hereby expressly waived and released. Frontier will pay to Wexford all expenses (including expense for legal services of every kind) of, or incidental to, the enforcement of any of the provisions hereof or of any of the Liabilities, or any actual or attempted sale, or any exchange, enforcement, collection,

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compromise or settlement of any of the Security or receipt of the proceeds thereof, and for the care of the Security and defending or asserting the rights and claims of Wexford in respect thereof, by litigation or otherwise, including expense of insurance; and all such expenses shall be indebtedness within the terms of this agreement. Wexford, at any time, at its option, may apply the net cash receipts from the Security to the payment of principal of and/or interest on any of the Liabilities, whether or not then due. Notwithstanding that Wexford, whether in its own behalf and/or in behalf of another or others, may continue to hold Security and regardless of the value thereof, Frontier shall be and remain liable for the payment in full, principal and interest, of any balance of the Liabilities and expenses at any time unpaid.

          Each of the following events shall constitute an "Event of Default", whether any such event shall be voluntary or in voluntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administra tive or governmental body:


          (a) Frontier shall fail to pay when due the outstanding principal balance of the Senior Secured Note (or any other promissory note hereinafter issued by Frontier to Wexford); or

          (b) Frontier shall fail to pay interest under the Senior Secured Note (or any other promissory note hereinafter issued by Frontier to Wexford) for a period of five days after the same shall become due and payable; or

          (c) Any representation, warranty or certification made by Frontier herein or in the Senior Secured Note (or any other promissory note hereinafter issued by Frontier to Wexford) or in any other Operative Document (as defined in the Senior Secured Note) or in any other agreement now or hereafter in effect between Frontier and Wexford shall prove to have been incorrect in any material respect when made or deemed made; or

          (d) Frontier shall fail to perform or observe any term, covenant or agreement set forth herein, in the Senior Secured Note (or any other promissory note hereinafter issued by Frontier to Wexford) or any other Operative Document or in any other agreement now or hereafter in effect between Frontier and Wexford, and such failure shall remain unremedied for a period of 10 days after written notice of such failure shall have been given to Frontier by Wexford (or such longer period, if any, as may be applicable and provided for in such other Operative Document);

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          (e)  Frontier shall default in the payment when due (after taking into account applicable grace periods) of any principal of or interest or premium on any of its unsecured or secured indebtedness (including capitalized lease obligations) or lease obligations relating to aircraft or aircraft engines or parts, or any payment default that permits (or other defaults that result in) the acceleration of the maturity of any such indebtedness or obligation, aggregating in the case of all such indebtedness and obligations not paid or permitted to be or actually accelerated taken as a whole, equal to or exceeding $500,000; or

          (f) Any final judgment or judgments for the payment of money shall be entered against Frontier or any of its subsidiaries in an aggregate uninsured amount (including deductibles and/or retentions) equal to or exceeding $1,000,000 which have not been bonded, stayed pending appeal or otherwise or satisfied for a period of 60 days or more; or

          (g) If an order for relief shall be entered in respect of Frontier by a court having jurisdiction in the premises in an involuntary case under the Federal bankruptcy laws as now or hereafter in effect; or if Frontier shall consent to the appointment of a custodian, receiver, trustee or liquidator of itself or of a substantial part of its property; or if Frontier is not paying, or shall admit in writing its inability to pay, its debts generally as they come due or shall make a general assignment for the benefit of creditors; or if Frontier shall file, or its Board of Directors shall direct the filing of a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now or hereafter in effect) or an answer admitting the material allegations of a petition filed against the frontier in any such proceeding; or if Frontier shall file, or its Board of Directors shall direct Frontier to seek relief by voluntary petition, answer or consent, under the provisions of any other or future bankruptcy or other similar law providing for the reorganization or winding-up of corporations or providing for a financial accommodation, composition, extension or adjustment with its creditors generally; or

          (h) If an order, judgment or decree shall be entered by any court of competent jurisdiction appointing, without the consent of Frontier, a custodian, receiver, trustee, or liquidator of Frontier or of any substantial part of its property, or sequestering any substantial part of the property of Frontier, or granting any other similar relief in respect of Frontier under the Federal bankruptcy laws or other insolvency laws, and any such order, judgment or

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     decree or appointment or sequestration shall remain in force unstayed, undismissed or unvacated for a period of 90 days after the date of its entry; or

          (i) If a petition against Frontier in a proceeding under the Federal bankruptcy laws or other insolvency laws (as now or hereafter in effect) shall be filed and shall not be withdrawn or dismissed within 90 days, or if, under the provisions of any law providing for reorganization or winding-up of corporations that may apply to Frontier, any court of competent jurisdiction shall assume custody or control of Frontier or of any substantial part of its prop erty and such custody or control shall remain in force unrelinquished or unterminated for a period of 90 days; or

          Without limiting any other provision of this Agreement, upon the occurrence and continuance of an Event of Default, Wexford may forthwith accelerate the Senior Secured Note (and any other promissory note hereinafter issued by Frontier to Wexford), and upon the occurrence of any Event of Default referred to in clause (g), (h) or (i) above, the Senior Secured Note (and any such other promissory note) shall automatically and without further act be accelerated, and in each and every such case, the principal of and accrued interest thereon and all other sums payable thereunder or under any other Operative Document shall thereupon be and become forthwith due and payable, and Frontier shall immediately pay the same without further notice, demand or presentment, all of which are hereby waived, and Wexford shall be entitled to exercise any and all of its rights and remedies hereunder (including, without limitation, all rights and remedies of a secured creditor under the New York Uniform Commercial Code) or as may otherwise be available to Wexford under applicable law.

          Wexford may assign, transfer and/or deliver to any transferee of any of the Liabilities any or all of the Security, and thereafter shall be fully discharged from all responsibility with respect to the Security so assigned, transferred and/or delivered. Such transferee shall be vested with all the powers and rights of Wexford hereunder with respect to such Security, but Wexford shall retain all rights and powers hereby given with respect to any of the Security not so assigned or transferred. No delay on the part of Wexford in exercising any power or right hereunder shall operate as a waiver thereof nor shall any single or partial exercise of any power or right hereunder preclude other or further exercise thereof or the exercise of any other power or right. The rights, remedies and benefits herein expressly specified are cumulative and not exclusive of any rights, remedies or benefits which Wexford may otherwise have. Frontier hereby waives presentment, notice of dishonor and protest of all instruments included in or evidencing the Liabilities or the Security and (except as otherwise expressly provided herein) any and all other notices and demands whatsoever, whether or not relating to such instruments.

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          This Agreement, including the Schedule attached hereto, the Senior
Secured Note, the Warrants, the Warrant Agreement, the Registration Right Agreement, and the Letter Agreement constitute the entire contract between the parties hereto relating to the subject matter hereof as of the date hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof, including without limitation, the Original Commitment Letter which other than the Sections therein entitled "Expenses", "Confidentiality" and "Exclusivity" and as otherwise specifically incorporated by reference herein shall be of no further force and effect.

          No provision of this Agreement shall be modified or limited except by a written instrument signed by Wexford and Frontier and expressly referring hereto and to the provision so modified or limited. This Agreement shall be binding upon the assigns or successors of the parties hereto; and shall be construed according to the laws of the State of New York. Unless the context otherwise requires, all terms used herein which are defined in the New York Uniform Commercial Code shall have the meanings therein stated. The provisions of Section 12 of the Senior Secured Note are hereby incorporated herein by reference. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which shall constitute a single agreement.

          New York, December 2, 1997

     In Witness whereof, Frontier and Wexford have executed and delivered this General Security Agreement at the place and on the date set forth above.


                                      FRONTIER AIRLINES, INC.


                                      By:_______________________________________

                                         Name: Samuel D. Addoms

                                         Title: President


                                      WEXFORD MANAGEMENT LLC


                                      By:_______________________________________

                                         Name:__________________________________

                                         Title:_________________________________

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